                                                   EXECUTION COPY

                                   PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT
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         THIS PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of May 10, 2001, by and
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between HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), and those initial holders of
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the Company's 13% Convertible Exchangeable Preferred Stock (the "New Preferred Stock") which are listed on the
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signature pages hereof.

                                                  R E C I T A L S

                  This Agreement is entered into in connection with a financial restructuring which contemplates, among other things, (I) the exchange offer (the "Exchange Offer") pursuant to the Offering Memorandum and Consent
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Solicitation Statement dated April 6, 2001 (as it may be amended from time to time, the "Offer to Exchange") of
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the Company, whereby the Company has offered to exchange (A) (1) 0.5899118 new 12% Senior Subordinated Discount
Notes due 2007, each having a principal amount at maturity equal to $1,000, (2) $88.2353 in cash and (3)
10.90836471 warrants (each a "Series A Warrant" and collectively, the "Series A Warrants"), each Series A Warrant
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initially entitling the holder thereof to purchase one share of Class A Common Stock (as defined herein) of the
Company, for each $1,000 principal amount at maturity of its outstanding 11% Senior Subordinated Discount Notes due 2008 (the "Old Notes") and (B) 10.73247518 Series A Warrants for each $1,000 liquidation preference of
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outstanding shares of its 13-1/2% Exchangeable Preferred Stock (to be redesignated and reclassified as the
"Redeemable Preferred Stock") and (II) the sale of warrants (each an "Series B Warrant" and collectively, the
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"Series B Warrants"), each Series B Warrant initially entitling the holder thereof to purchase one share of Class
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A Common Stock of the Company, and the New Preferred Stock to Investcorp S.A. and/or one of more of its affiliates or designees ("Investcorp") in exchange for $15,000,000 in cash (subject to reduction on a pro rata
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basis at the election of Investcorp if less than all Old Notes are tendered and exchanged in the Exchange Offer)
as provided for in the Series B Warrant and Convertible Exchangeable Preferred Stock Subscription Agreement dated
May 10, 2001 between the Company and certain purchasers named therein.  In order to induce the Investcorp to purchase Series B Warrants and the New Preferred Stock, the Company has agreed to provide the registration rights relating to the New Preferred Stock set forth in this Agreement for the benefit of such holders and any subsequent holder or holders of the New Preferred Stock and the Converted Shares (as defined below).

                                                 A G R E E M E N T

         The Parties hereby agree as follows:

SECTION 1.        Definitions.
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         As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" shall have the meaning ascribed to such term in Rule 144 under the Securities Act.
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                  "Capital Stock" means, with respect to any Person, any and all shares, interests,
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participations, rights in or other equivalents (however designated and whether voting or non-voting) of such
Person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

                  "Charter" means the Restated Certificate of Incorporation, as amended, of the Company on the
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Issue Date, as such Charter may thereafter from time to time be amended in accordance with applicable law and such Charter.

                  "Class A Common Stock" means the Class A Common Stock of the Company, par value $0.01 per share.
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                  "Commission" means the U.S. Securities and Exchange Commission and any successor federal agency
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having similar powers.

                  "Common Stock" means all shares of Capital Stock of the Company, whether or not denominated as
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"common stock," which are entitled to share ratably in the ordinary dividends of the Company or share ratably in the proceeds of any liquidation of the Company after the payment of all preferential claims, and shall include, without limitation, the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock
and the No-Class Common Stock of the Company authorized on the Issue Date.

                  "Converted Shares" means the shares of Class A Common Stock and other securities, if any,
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issuable upon conversion of New Preferred Stock from time to time and any shares issuable upon the conversion or exchange of such shares of Class A Common Stock or other securities.

                  "Holders," as of any date of determination, means the holders of record of Registrable
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Securities other than any Persons to whom Registrable Securities have been transferred who are not Permitted
Assignees under Section 3(b) hereof.

                  "Issue Date" means May 10, 2001, the date of the consummation of the Exchange Offer.
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                  "Person" means an individual, limited or general partnership, joint venture, limited liability
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company, corporation, trust, unincorporated organization or other entity or a government or any department or agency thereof.

                  "Prospectus" means the Prospectus included in any Registration Statement (including, without
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limitation, any Prospectus subject to completion and a Prospectus that includes any information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of all or any portion of the Registrable Securities covered by such Registration
Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities," as of any date of determination, means (a)  shares of New Preferred
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Stock, (b) any Converted Shares issued upon conversion of the New Preferred Stock, (c) any shares of Capital
Stock of the Company issued upon conversion of any Converted Shares pursuant to the Charter, and (d) any shares of Capital Stock issued on account of any of the foregoing in connection with any stock split or stock dividend or any capital reorganization or restructuring effected after the Issue Date.  Notwithstanding the foregoing, any particular Registrable Securities shall cease to be such when (i) such securities have been disposed of in accordance with an effective Registration Statement with respect to the sale of such securities or distributed to the public pursuant to Section 4(1) of the Securities Act or (ii) they shall have ceased to be outstanding;
provided that clause (i) shall not apply during the period that a Shelf Registration is required to be effective
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under the second proviso of Section 2(c)(ii).

                  "Registration Expenses" means all expenses incident to the Company's performance of or
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compliance with its obligations hereunder including, without limitation, all Commission and any stock exchange registration, listing, filing or NASD fees, all fees and expenses of complying with securities or "blue sky" laws
(including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), all messenger and delivery expenses, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including reasonable fees and disbursements of counsel for the underwriters) and the reasonable fees and expenses of any special experts retained in connection with the requested registration, and the reasonable fees and disbursements of one counsel for the Sellers (which counsel shall be selected by the holders of a majority in interest of the Registrable Securities included in such registration), but excluding underwriting discounts and commissions and fees and disbursements of any additional counsel employed by any Seller.

                  "Registration Statement" means any Registration Statement of the Company, including but not
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limited to a shelf Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration
Statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

                  "Securities Act" means the Securities Act of 1933, as amended.
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                  "Seller" means any Holder whose Registrable Securities are included in any registration
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pursuant to Section 2(a), (b) or (c) of this Agreement.

                  Certain other terms are defined elsewhere in this Agreement.

SECTION 2.        Registration Rights.
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(a)      Demand Right.
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(i)      Commencing 90 days after the occurrence of an initial public offering (subject to any lock-up agreement under Section 2(f) that may be in effect), Holders who beneficially own at least 25% of the total outstanding
Registrable Securities (assuming conversion of all New Preferred Stock) (the "Demanding Holders") shall have the
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right to require the Company to register under the Securities Act all or a portion of such number of Registrable
Securities as such Demanding Holders shall designate for sale in a written request to the Company (the "Demand
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Registration"). The Company shall not be required to effect more than two Demand Registrations.
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(ii)     The Company will not, without the written consent of a majority in interest of the Demanding Holders, include in any Demand Registration securities for sale for the account of any Person (including the Company)
other than the Demanding Holders, except that the Company shall include securities held by other holders of securities of the Company from time to time having the contractual right to be so included (subject to the applicable provisions of this Agreement).

(b)      Piggyback Registration Rights.
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                  If the Company proposes to file a registration statement with respect to common equity securities of the Company in connection with or after an initial public offering (excluding any registration statement on Form S-8 or S-4 or comparable successor forms or a registration statement relating to a dividend reinvestment plan), then the Company shall give written notice of such proposed offering and filing to each
Holder, before the anticipated filing date of such registration statement, and such notice shall offer each
Holder the opportunity to include in such registration statement the Registrable Securities then owned (or issuable upon conversion of New Preferred Stock then owned) by such Holder, as such Holder may request in writing within 15 days after receipt of the Company's notice (which request shall specify the number and kind of
Registrable Securities to be included in such registration statement and the intended method of disposition) (a
"Piggyback Registration").
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(c)      Shelf Registration.
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(i)      Commencing 90 days after the occurrence of an initial public offering of common equity securities of the
Company (subject to any lock-up agreement under Section 2(f) that may be in effect), Holders who beneficially own at least 25% of the total outstanding Registrable Securities (assuming conversion of all New Preferred Stock)

shall have the right to require the Company to file a Registration Statement which shall provide for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering all of the Registrable
Securities (a "Shelf Registration").  Upon receiving such demand, the Company shall give written notice of such
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proposed Shelf Registration to each Holder other than the requesting Holders, before the anticipated filing date of such Registration Statement, and such notice shall offer each such Holder the opportunity to include in such
Registration Statement the Registrable Securities then owned (or issuable upon conversion of New Preferred Stock then owned) by such Holder, as such Holder may request in writing within 15 days after receipt of the Company's notice (which request shall specify the number and kind of Registrable Securities to be included in such
Registration Statement and the intended method of disposition).  The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such Sellers in the manner or manners designated by them.  The Company shall not be required to effect more than one Shelf
Registration.

(ii)     Effectiveness Period.  The Company shall use its reasonable best efforts to keep the Shelf Registration
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continuously effective under the Securities Act until the earlier of (A) August 1, 2009 and (B) the first date as of which all Registrable Securities have been disposed of by the Holders thereof pursuant to such Shelf
Registration or distributed to the public pursuant to Section 4(1) under the Securities Act; provided that such
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obligation shall expire before such date if the Company delivers to the Holders a written opinion of counsel to the Company addressed to the Holders that all Holders (other than Affiliates of the Company and broker-dealers)
of Registrable Securities may offer, sell and dispose of the Registrable Securities without compliance with the registration and prospectus delivery provisions of the Securities Act; and provided, further, that
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notwithstanding the foregoing, any Affiliate of the Company may, with notice to the Company, require the Company to keep the Shelf Registration continuously effective for resales by such Affiliate for so long as such Affiliate holds Registrable Securities.

(iii)    Shelf Blackout Period.  Notwithstanding the foregoing, the Company, upon advising the Holders, may
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suspend the use of the Prospectus included in any Shelf Registration in the event that, and for a period of time
(the "Shelf Blackout Period") not to exceed an aggregate of 60 days in any 12-month period, if the Board of
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Directors of the Company determines in good faith that (i) required disclosure of information in any related
Registration Statement, Prospectus at such time would have a material adverse effect on the Company's business, operations or prospects or (ii) a material business transaction that has not yet been publicly disclosed would be required to be disclosed in a Registration Statement, Prospectus and such disclosure would jeopardize the success of such transaction; provided, that, upon the termination of such Shelf Blackout Period, the Company promptly
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shall advise the Holders that such Shelf Blackout Period has been terminated.

(d)      Registration Procedures.  If and whenever the Company is required to effect the registration of any
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Registrable Securities under the Securities Act as provided in Section 2(a), (b) or (c) hereof, the Company will as expeditiously as practicable:

(i)      (A) prepare and file with the Commission a Registration Statement on the appropriate form which includes such Registrable Securities, and furnish to each Seller at least 5 business days prior to the filing thereof a copy of such Registration Statement, and not file any such Registration Statement to which any Seller shall have reasonably objected on the grounds that such Registration Statement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, (B) promptly respond to all comments (including those of the Commission, any underwriter and any Seller) received with respect to such
Registration Statement and make and file all necessary amendments thereto, and (C) thereafter use its reasonable best efforts to cause such Registration Statement to become effective at the earliest practicable date;

(ii)     prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement accurate and effective and to comply with the provisions of the Securities Act with respect to the disposition of all
Registrable Securities and other securities covered by such Registration Statement until such time as all of such
Registrable Securities have been disposed of by the Sellers thereof set forth in the Registration Statement, or if such registration is a Shelf Registration, then the earlier of (A) August 1, 2009 and (B) the first date as of which all Registrable Securities have been disposed of by the Holders thereof pursuant to such Shelf Registration or distributed to the public pursuant to Section 4(1) under the Securities Act; provided that such obligation
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shall expire before such date if the Company delivers to the Holders a written opinion of counsel to the Company addressed to the Holders that all Holders (other than Affiliates of the Company and broker-dealers) of
Registrable Securities may offer, sell and dispose of the Registrable Securities without compliance with the registration and prospectus delivery provisions of the Securities Act; and provided, further, that
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notwithstanding the foregoing, any Affiliate of the Company may, with notice to the Company, require the Company to keep the Shelf Registration continuously effective for resales by such Affiliate for so long as such Affiliate holds Registrable Securities; and will furnish to each such Seller at least 2 business days prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or Prospectus and shall not file any such amendment or supplement to which any such Seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(iii)    furnish to each Seller of such Registrable Securities, upon such Seller's request, one signed copy of such Registration Statement and of each such amendment thereof and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and any summary Prospectus), in conformity with the requirements of the Securities Act,

such documents, if any, incorporated by reference in such Registration Statement or Prospectus, and such other documents as, in each case, such Seller may reasonably request;

(iv)     notify each Seller of such Registrable Securities and, if requested, confirm such notice in writing, as soon as practicable after notice thereof is received by the Company, (A) when such Registration Statement or such amendment thereof or supplement thereto has been filed or becomes effective and when the Prospectus or any amendment thereof or supplement thereto has been filed, (B) of any request by the Commission for any amendments or supplements to the Registration Statement or the Prospectus or for additional information, including copies of any such request in writing or of any written transcript thereof if requested by a Seller, (C) of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of the
Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (D) of any stop order issued, or the receipt of notification by the Company that any such stop order is threatened to be issued, by the Commission, and use its reasonable best efforts to prevent the entry of such stop order or to remove it if entered;

(v)      use its reasonable best efforts to register or qualify all Registrable Securities covered by such
Registration Statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, to keep such registration or qualification in effect for so long as such Registration
Statement remains in effect, and do any and all other acts and things that may be necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (v) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(vi)     if such Registration Statement relates to an underwritten offering, obtain and furnish to each Seller a signed counterpart, addressed to such Seller, of the legal opinions and accountants' comfort letters which are to be delivered to the underwriters;

(vii)    promptly notify each Seller whose Registrable Securities are covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration
Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall promptly prepare a supplement to or an amendment of such
Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(viii)   otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the
Commission and under applicable securities or "blue sky" laws and any rules and regulations thereunder;

(ix)     promptly make available for inspection by any Seller or underwriter participating in any disposition pursuant to any Registration Statement, and by any attorney, accountant or other agent or representative retained by any Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such
Seller, underwriter, attorney, accountant or other agent or representative in connection with such Registration
Statement;

(x)      if the Common Stock of the Company is listed on a national securities exchange or quoted on Nasdaq or is to be so listed or quoted, use its reasonable best efforts to comply with the requirements of such exchange or
Nasdaq to include shares of Registrable Securities covered by such Registration Statement for listing on each such securities exchange or for quotation on Nasdaq; and

(xi)     the Company shall cooperate with the Sellers and any underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold under any Registration Statement, in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such
Sellers may request.

The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection with such registration.

(e)      Underwriting Agreement.  If requested by the underwriters for any underwritten offering of Registrable
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Securities on behalf of Sellers pursuant to a registration covered by Section 2(a), (b) or (c) hereof, the
Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain representations and warranties, and covenants and agreements of, by the Company and other terms and provisions not inconsistent with this Section 2 as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 2(h) hereof, and the Company will cooperate with such Sellers to the end that the conditions precedent to the obligations of such Sellers under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to secondary distributions and shall be otherwise satisfactory to such Sellers.  The Sellers on whose behalf shares are to be distributed by such underwriters shall be party to any such underwriting agreement and the representations and warranties by, and the covenants and other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Sellers.  Such Sellers shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Sellers, such Sellers' Registrable Securities and such
Sellers' intended method or methods of disposition and any other representation required by law.

(f)      Lock-Up.  If and to the extent requested by the managing underwriter in connection with an public
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offering of common equity securities of the Company, such Holder shall agree in writing that such Holder will not, without the consent of the managing underwriter and except for Registrable Securities included in the public offering, if any: (x) effect any public sale or distribution of any common equity securities of the Company, or any securities convertible into, or exercisable or exchangeable for, any such common equity securities for the period requested by the managing underwriter, not to exceed in any event 180 days following effectiveness of the
Registration Statement relating to the initial public offering, or (y) effect any other transfer of any of the foregoing during such lock-up period unless the transferee agrees in writing to be bound by the terms and conditions of this Section 2(f).

(g)      Registration Expenses.  The Company agrees to pay, in connection with each registration of Registrable
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Securities covered by Section 2(a), (b) or (c) hereof, all Registration Expenses.  All other expenses not paid or payable by the Company which are otherwise not attributable to a particular Seller will be the responsibility of and paid for by all of the Sellers on a pro rata basis.

(h)      Indemnification and Contribution.
-----------------------------------------

(i)      The Company agrees, to indemnify and hold harmless each Holder of Registrable Securities included in a
Registration Statement covered by Section 2(a), (b) or (c), its directors, officers and other agents and each
Person, if any, who controls such Person or its affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant") against any losses, claims, damages or liabilities to
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which any Participant or such director, officer, agent or controlling person may become subject under the
Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions, proceedings or investigations in respect thereof) arise out of or are based upon:

(a)      any untrue statement or alleged untrue statement made by the Company contained in any application or any other document or any amendment or supplement thereto executed by or on behalf of the
                  Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Registrable Securities under the securities or "blue sky" laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application");
                                                                -----------

(b)      any untrue statement or alleged untrue statement of any material fact contained in any Registration
                  Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the
                  Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus; or

(c)      the omission or alleged omission to state, in any Registration Statement (or any amendment or supplement thereto) or Prospectus (as amended or supplemented) or any preliminary prospectus or any
                  Application or any other document or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;

and will reimburse, as incurred, the Participant and each such director, officer, agent and controlling person for any reasonable legal or other reasonable expenses incurred by the Participant or such director, officer, agent or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, (i) the Company
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will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any
Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or Application or any amendment or supplement thereto in reliance upon and in conformity with information relating to any Participant furnished to the Company by such Participant in writing specifically for use therein, and (ii) the Company shall not be liable to any Participant under the indemnity agreement in this subsection 2(a) with respect to the preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Participant results from the fact that such Participant sold Registrable Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the
Prospectus (or the Prospectus as then amended or supplemented if the Company shall have furnished such
Participant with such amendment or supplement thereto on a timely basis), in any case where such delivery is required by applicable law and the loss, claim, damage, liability or expense of such Participant results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus (or in the Prospectus as then amended or supplemented if the Company shall have furnished such
Participant with such amendment or supplement thereto on a timely basis).  The indemnity provided for in this
Section 2(h)(i) will be in addition to any liability that the Company may otherwise have to the indemnified parties under any applicable underwriting agreement.  The Company shall not, without the prior written consent of each affected  Participant, effect any settlement or compromise of any pending or threatened action, proceeding or investigation in respect of which such Participant or any of its directors, officers, agents or controlling persons is or could have been a party, or indemnity could have been sought hereunder by such Participant or any

                                       10

of its directors, officers, agents or controlling persons, unless such settlement (A) includes an unconditional written release of such Participant and its affected directors, officers, agents and controlling persons, in form and substance reasonably satisfactory to such Participant, from all liability on claims that are the subject matter of such action or proceeding or investigation and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Participant or its directors, officers, agents and controlling persons.

(ii)     Each Participant, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the
Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the
Company or any such director, officer or controlling person may become subject under the Securities Act, the
Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, proceedings or investigations in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Participant, furnished to the Company by the
Participant, specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other reasonable expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof.  The indemnity provided for in this Section 2(h)(ii) will be in addition to any liability that the Participants may otherwise have to the indemnified parties under any applicable underwriting agreement.  Each
Participant shall not, without the prior written consent of the Company, effect any settlement or compromise of any pending or threatened action, proceeding or investigation in respect of which the Company or any of its directors, officers, agents or controlling persons is or could have been a party, or indemnity could have been sought hereunder by the Company or any of its directors, officers, agents or controlling persons, unless such settlement (A) includes an unconditional written release of the Company and its affected directors, officers, agents and controlling persons, in form and substance reasonably satisfactory to the Company, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company or its directors, officers, agents or controlling persons.  Notwithstanding the foregoing, no Participant shall be liable under this Section
2(h)(ii) in excess of the total net profit received by such Participant in connection with the sale of its
Registrable Securities giving rise to its liability hereunder, less the aggregate amount of any damages that such
Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact.

                                       11

(iii)    Promptly after receipt by an indemnified party under this Section 2(h) of notice of the commencement of any action, proceeding or investigation for which such indemnified party is entitled to indemnification under this Section 2(h), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2(h), notify the indemnifying party of the commencement thereof in writing;
but the omission to so notify the indemnifying party (a) will not relieve it from any liability under paragraph
(i) or (ii) above unless and to the extent such failure results in the actual forfeiture by the indemnifying party of substantial rights and defenses and (b) will not, in any event, relieve the indemnifying party from any other obligations to any indemnified party.  In case any such action, proceeding or investigation is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to
                           --------  -------
represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action, proceeding or investigation include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, proceeding or investigation, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action, proceeding or investigation on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action, proceeding or investigation on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, proceeding or investigation, the indemnifying party will not be liable to such indemnified party under this
Section 2(h) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action, proceeding or investigation the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action, proceeding or investigation or separate but substantially similar actions, proceedings or investigations in the same jurisdiction arising out of the same general allegations or circumstances, designated by Participants who sold a majority in interest of the Registrable Securities sold by all such Participants in the case of paragraph (i) of this Section 2(h) or the Company in the case of paragraph (ii) of this Section 2(h), representing the indemnified parties under such paragraph (i) or paragraph (ii), as the case may be, who are parties to such action, proceeding or investigation or actions, proceedings or investigations) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense

                                       12

of the indemnifying party.  All fees and expenses reimbursed pursuant to this paragraph (iii) shall be reimbursed as they are incurred.  After such notice from the indemnifying party to such indemnified party and (to the extent permitted hereunder) the assumption of the defense of any action, proceeding or investigation hereunder by such indemnifying party, the indemnifying party will not be liable for any settlement of any claim or action effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed) or for the costs and expenses thereof..

(iv)     In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this
Section 2(h) is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expense (or actions, proceedings or investigations in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof).  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Participants on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.  The parties agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (iv).  Notwithstanding any other provision of this paragraph (iv), no Participant shall be obligated to make contributions hereunder that in the aggregate exceed the total net profit received by such Participant in connection with the sale of its Registrable
Securities, less the aggregate amount of any damages that such Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)
shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (iv), each director, officer and agent of a Participant and each person, if any, who controls a Participant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act
shall have the same rights to contribution as the Participants, and each director of the Company, each officer of the Company and each person, if any, who controls any Issuer within the meaning of Section 15 of the Securities
Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                                       13

(i)      Selection of Managing Underwriter.  In the event that a Demand Registration is proposed to be effected
------------------------------------------
through an underwritten offering, the Holders shall have the right to select the managing underwriter or underwriters.  With respect to any other Registration Statement covered by Section 2(b) or (c) hereof, the
Company shall select the managing underwriter or underwriters subject to the consent of a majority in interest of the Sellers, which consent will not be unreasonably withheld.

(j)      Underwriter Cutbacks.  Notwithstanding anything in this Agreement to the contrary and in addition to any
-----------------------------
other limitations on rights to participate in a Registration Statement hereunder (other than with respect to a
Shelf Registration), if the managing underwriter of any public offering of the Company advises the Company in writing (with a copy to the Holders and the Other Rights Holders) that the total number of common equity which the Company, the Holders, and other Persons whose contractual rights (now existing or hereafter granted) give them the right to be included in such registration (the "Other Rights Holders") intend to include in such
                                                         --------------------
offering exceeds the maximum amount of common equity that may be distributed without adversely affecting the price, timing or distribution of the common equity being offered, then the amount of common equity to be included in such Registration Statement and offering for the account of the Holders and the Other Rights Holders shall be reduced pro rata so that the aggregate amount of common equity included in such Registration Statement and offering for the account of the Holders and the Other Rights Holders, together with the common equity to be sold for the account of the Company, does not exceed the amount that such managing underwriter determines in good faith can be sold in such offering without causing such adverse effect.

SECTION 3.        Miscellaneous.
--------------------------------

(a)      Notices.  Any notices in connection with this Agreement shall be in writing and may be given by (i)
----------------
personal delivery, (ii) fax, (iii)  certified mail, return receipt requested, postage prepaid, or (iv) a nationally recognized overnight courier as follows:  (x) if to any Holder, at the address of record for such
Holder on the records of the Company (or such other address as such Holder shall furnish the Company in writing to receive notices hereunder); and (y) if to the Company, to Harborside Healthcare Corporation, One Beacon
Street, Boston, MA  02108, Attn:  William H. Stephan, with a copy to Gibson, Dunn & Crutcher LLP, 200 Park
Avenue, New York, New York 10166, Attention:  Joerg Esdorn.

                  Notices shall be deemed to have been given (A) when actually delivered (including by fax with confirmation of transmission), (B) the next business day if sent by overnight courier (with proof of delivery), and (C) on the fifth day after mailing by certified mail.

(b)      Priority of Registration Rights.  The Company hereby agrees that it will not enter into any agreement
----------------------------------------
which would adversely affect the priority of the Holders' rights to include their Registrable Securities on a pro rata basis in a Registration Statement in the event of reduction of the number of its Registrable Securities

                                       14

includable in such Registration Statement pursuant to Section 2(j) hereof, and the Company represents that as of the date hereof it is not a party to any such agreement.

(c)      Assignability.  This Agreement may not be assigned by any Holder under any circumstances except in
----------------------
connection with a transfer of Registrable Securities to a Permitted Assignee.  As used herein, "Permitted
                                                                                                ----------
Assignee" means a Person to whom record ownership of Registrable Securities is transferred by a Holder without violation or breach of the Charter or any agreement restricting such transfer provided that the transferring
Holder shall give at least 10 days advance notice of such transfer to the Company.  This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and upon, and to the benefit of,  the successors and Permitted Assignees of the Holders.

(d)      Amendment and Waiver.  The rights of the Holders and the obligations the Company hereunder are subject
-----------------------------
to amendment upon the written consent of the Company and a majority in interest of the Holders.  Any noncompliance of any provision of this Agreement by the Company may be waived by written consent by a majority in interest of the Holders.  Any such amendment or waiver shall be binding upon all Holders.

(e)      Governing Law.  This Agreement shall be construed both as to validity and performance in accordance
----------------------
with, and this Agreement and all disputes hereunder shall be governed by, the laws of the State of New York without regard to principles of conflict of laws that would require the application of any other law.  The
Company irrevocably and unconditionally agrees that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment in any such action, suit or proceeding, may be brought in any federal or state court of competent jurisdiction in the Borough of Manhattan of the City of New York, accepts and submits itself to the nonexclusive jurisdiction of any such court, generally and unconditionally, with respect to any such action, suit or proceeding and waives any defense of forum non conveniens or based upon venue if such action, suit or proceeding is brought in accordance with this provision.

(f)      Headings; Sections.  All headings and captions in this Agreement are for purposes of reference only and
---------------------------
shall not be construed to limit or affect the substance of this Agreement.  All references to Section in this
Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

(g)      Entire Agreement.  This Agreement contains, and is intended as, a complete statement of all the terms of
-------------------------
the arrangements provided for herein, and supersedes any previous agreements and understandings with respect to such arrangements.

(h)      Specific Performance.  The Company acknowledges and agrees that in the event of any breach of this
-----------------------------
Agreement by the Company, the Holders would be irreparably harmed and could not be made whole by monetary damages.  Accordingly, the Company hereby agrees that in addition to any other remedy to which the Holders may be entitled at law or in equity, the Holders shall be entitled to compel specific performance of this Agreement in

                                       15

any action instituted in any court of the United States or any state thereof having subject matter jurisdiction for such action.

(i)      Faxed Signature Pages.  Faxed signatures shall be valid and binding for all purposes.
------------------------------

                                       16

         IN WITNESS WHEREOF, the parties hereto have executed this Preferred Stock Registration Rights Agreement as of the day and year first above written.

                                              HARBORSIDE HEALTHCARE CORPORATION

                                              By:________________________________
                                              Title:
                                              Name:

                                              HARBORSIDE EQUITY LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HARBORSIDE INVESTMENTS LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HARBORSIDE HOLDINGS LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HEALTHCARE EQUITY LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HRB HOLDINGS LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HRB INVESTMENTS LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              CARE HOLDINGS LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HEALTHCARE INVESTMENTS LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              CARE EQUITY LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              HARBORSIDE IIP LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              EQUITY HRA LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              ANDOVER LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              CORDAVILLE LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              FOXBORO LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              PATTENVILLE LIMITED

                                              By:________________________________
                                              Title:
                                              Name:

                                              INVESTCORP HARBORSIDE LIMITED PARTNERSHIP

                                              By:  HBRS LIMITED, its general partner

                                              By:________________________________
                                              Title:
                                              Name: